                                                                    EXHIBIT 31.2

                                 PANAVISION INC.
                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Bobby G. Jenkins, certify that:

     1.   I have reviewed this Annual Report on Form 10-K of Panavision Inc.;

     2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

     4.   The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the
          registrant and have:

               (a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information
                    relating to the registrant, including its consolidated
                    subsidiaries, is made known to us by others within those
                    entities, particularly during the period in which this
                    report is being prepared;

               (b)  Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our
                    conclusions about the effectiveness of the disclosure
                    controls and procedures, as of the end of the period covered by this report based on such evaluation; and

               (c)  Disclosed in this report any change in the registrant's internal control over financial reporting that occurred
                    during the registrant's most recent fiscal quarter (the
                    registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably
                    likely to materially affect, the registrant's internal
                    control over financial reporting; and

     5.   The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

               (a)  All significant deficiencies and material weaknesses in the design or operation of internal control over financial
                    reporting which are reasonably likely to adversely affect
                    the registrant's ability to record, process, summarize and report financial information; and

               (b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in the
                    registrant's internal control over financial reporting.

Dated: March 31, 2005                        /S/ BOBBY G. JENKINS
                                             -----------------------------------
                                             Name: Bobby G. Jenkins
                                             Title: Executive Vice President,
                                             Chief Financial Officer and
                                             Principal Accounting Officer